Exhibit 10.19

SECURITY AGREEMENT

THIS SECURITY AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time, this "Agreement ") is executed as of January 25, 2016, by (i) MONRO MUFFLER BRAKE, INC., a New York corporation ("Borrower"), (ii) each Guarantor (as defined in the Credit Agreement referred to below) that is a signatory hereto (each such Guarantor, together with each Additional Debtor (defined below) that becomes a party hereto pursuant to SECTION 11(f) hereof  and together with Borrower, collectively, the "Debtors" and, individually, each a “Debtor”), for the benefit of Citizens Bank, N.A., as Administrative Agent (in such capacity, "Secured Party") for the Lenders ("Lenders") party to the Credit Agreement (as defined below).

RECITALS

A. Borrower, Secured Party, and Lenders have executed a Credit Agreement dated as of even date with this Agreement (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), together with certain other Loan Papers.

B. The execution and delivery of this Agreement is a condition to the execution of the Credit Agreement and the other Loan Papers by Secured Party and Lenders and is an integral part of the transactions contemplated by the Loan Papers and a condition precedent to the obligations of Secured Party and Lenders to extend credit under the Credit Agreement.

C. Each Debtor that is not the Borrower is a wholly-owned subsidiary of Borrower or a Subsidiary of the Borrower and shall benefit, directly and indirectly, from Lenders' extension of credit to Borrower under the Credit Agreement.

THEREFORE, Debtors covenant and agree with Secured Party as follows:

1. Certain Definitions. Unless otherwise defined in this Agreement, each capitalized term used but not defined in this Agreement will have the meaning given that term in the Credit Agreement or in the UCC. If the definition given a term in the Credit Agreement conflicts with the definition given that term in the UCC, the Credit Agreement definition shall control to the extent allowed by Laws. If the definition given a term in Article 9 of the UCC conflicts with the definition given that term in any other chapter of the UCC, the Article 9 definition shall control.

As used in this Agreement, the following terms have the meanings indicated:

Accounts means all accounts, instruments, receivables, accounts receivable, contract rights, chattel paper, documents, general intangibles, book debts, any and all amounts due to Debtors from a factor, amounts resulting from the sale of any assets, arising from a Debtor sale of goods or rendition of services in the ordinary course of a Debtor business and all returned, reclaimed, refused or repossessed goods and the books and records pertaining to the foregoing, and the cash or non-cash proceeds resulting therefrom and all security and guaranties therefor.

Additional Debtor has the meaning provided in SECTION 11(f) hereof.

Agreement means this Agreement together with all schedules and exhibits attached to this agreement, and all amendments and modifications to this Agreement, the schedules or the exhibits.

Bankruptcy Code means Title 11 of the United States Code entitled “Bankruptcy,” as now or hereafter in effect, or any successor thereto, as hereafter amended.

Collateral has the meaning given in SECTION 5 of this Agreement.

Collateral Assignment Agreement means a Collateral Assignment of Patents, a Collateral Assignment of Trademarks or a Collateral Assignment of Copyrights.

Collateral Assignment of Copyrights means a Grant of Security Interest in Copyrights in form and substance reasonably acceptable to the Secured Party.

Collateral Assignment of Patents means a Notice and Confirmation of Grant of Security Interest in Patents in form and substance reasonably acceptable to the Secured Party.

Collateral Assignment of Trademarks” means a Notice and Confirmation of Grant of Security Interest in Trademarks in the form of Exhibit B hereto, or otherwise in form and substance acceptable to the Secured Party.

Credit Agreement has the meaning given in the Recitals.

Debtors mean the Debtors and their successors and assigns.

Equipment means any and all of each Debtor's equipment, wherever located, whether now owned or hereafter acquired, including, without limitation, any and all manufacturing, distribution, selling, data processing and office equipment, and all machinery, forklifts, furniture, furnishings, appliances, and trade fixtures.

Intellectual Property means any and all of Debtors' Patents and patent applications, Trademarks, copyrights, techniques, processes, formulas, any licenses for any of the foregoing and such other intangible rights, privileges, concessions and other property of Debtors used or existing in connection with Debtors' business that is commonly considered to constitute intellectual property under applicable law or in accordance with common usage.

Inventory means any and all of each Debtor's inventory, wherever located, whether now owned or hereafter acquired, including without limitation, any and all goods held for sale or lease or being processed for sale or lease in Debtor's business as now or hereafter conducted, including without limitation, all parts, furnishings, machinery, furniture, fixtures and equipment, manufacturing, distribution, selling, data processing and office equipment, appliances (excluding equipment in which such Debtor's interest is a leasehold interest), all materials, goods and work-in-process, finished goods, and other tangible property held for sale or lease or furnished or to be furnished under contracts of service or used or consumed in such Debtor's business, together with all increases, parts, fittings, accessories, equipment, and special tools now or hereafter affixed to any part thereof and thereto, together with all substitutes and replacements thereof, all accessions and attachments thereto, and all tools, parts and equipment now or hereafter added to or used in connection with the foregoing, along with all documents (including documents of title) covering inventory, all cash and non-cash proceeds from the sale of inventory, including proceeds from insurance, and including such property the sale or other disposition of which has given rise to accounts and which has not been returned to or repossessed or stopped in transit by such Debtor.

Lease means any lease, sublease, license, or concession of Inventory or other personal property of each Debtor.

Obligations means the Obligation defined in the Credit Agreement, and shall include the obligations of any Debtor under a guaranty provided with respect to the Obligation under the Credit Agreement.

Obligor means any Person obligated with respect to any of the Collateral, whether as a party to a contract, an account debtor or otherwise.

Security Agreement Joinder means a Pledge and Security Agreement Joinder, substantially in the form of Exhibit A attached hereto.

Security Interest means the security interests granted and the pledges and collateral assignments made under SECTION 3 of this Agreement.

Secured Party means Secured Party and its successors and assigns.

Trademarks means any trademarks, trade names and service marks now held or hereafter acquired by a Debtor, any unregistered marks used by a Debtor and trade dress including logos and/or designs in connection with which any of these registered or unregistered marks are used.

UCC means the Uniform Commercial Code, as in effect from time to time in New York.

2. Credit Agreement. This Agreement is being executed and delivered pursuant to the terms and conditions of the Credit Agreement. Each Security Interest is a "Lien" referred to in the Credit Agreement.

3. Security Interest. Subject to the terms and conditions of this Agreement, and to secure the prompt, unconditional and complete payment and performance of the Obligations when due, (a) each Debtor grants to Secured Party a security interest in all of such Debtor's right, title, and interest in the Collateral and (b) each Debtor pledges and assigns as security to Secured Party all of such Debtor's right, title and interest in the Collateral.

4. No Assumption or Modification. The Security Interest is given to secure the prompt, unconditional and complete payment and performance of the Obligations when due, and is given as security only. Secured Party does not assume and shall not be liable for any of Debtors' liabilities, duties, or Obligations under or in connection with the Collateral. Secured Party's acceptance of this Agreement, or its taking any action in carrying out this Agreement, does not constitute Secured Party's approval of the Collateral or Secured Party's assumption of any obligations under or in connection with the Collateral. This Agreement does not affect or modify Debtors' obligations with respect to the Collateral.

5. Collateral. As used in this Agreement, and subject to the immediately succeeding sentence, the term "Collateral" means the following items and types of property, wherever located, whether now owned or hereafter acquired by any Debtor:

a)    Accounts;

b)    Inventory;

c)    Leases;

d)    Intellectual Property;

e)    Equipment;

f)all additions, modifications, alterations, improvements, upgrades, Accessions, components, parts, appurtenances, substitutions and/or replacements of, to or for any of the foregoing; and

g)all Proceeds and products of any and all of the foregoing.

The Collateral shall also include after acquired Collateral.

Notwithstanding any provision of this Agreement or any other Loan Paper:

(a) Debtors are pledging and collaterally assigning their right, title, and interest in the Leases to Secured Party only to the extent, if any, that such pledge and assignment is permitted by the terms of any Lease or by the secured party thereunder and Debtors make no representation or warranty with respect to the assignability of any Lease as contemplated by the Loan Papers or as to any interest of Secured Party therein;

(b) nothing herein or in any Loan Paper shall prohibit or give rise to any right or remedy by reason of any modification or termination of any Lease at any time without Secured Party's consent, including, but not limited to any such modification or termination of any Lease on account of, arising out of or related to, any breach or alleged breach thereof; and

(c) upon sale of any Equipment in compliance with Section 9.10 of the Credit Agreement, the Security Interest in such Equipment shall be immediately and automatically released and Debtors shall be authorized, without further consent of Secured Party, to file any UCC statements as may be requested by the purchaser of such Equipment to evidence the release of the Security Interest.

(d)Notwithstanding anything in this SECTION 5 to the contrary, the term Collateral shall not include any of the following (the “Excluded Property”): (i) any Lease excluded from the "Collateral" pursuant to clause (a) above so long as the conditions in clause (a) remain applicable to such Lease and consent is not obtained with respect thereto in accordance with the last paragraph of this Section 5; (ii) any Equipment deemed released in accordance with clause (c) above; (iii) any equipment, goods or other assets that are subject to a “purchase money security interest” to the extent that such purchase money security interest (and related documentation) (x) constitutes a Permitted Lien or is otherwise expressly permitted under the Credit Agreement and (y) either (A) prohibits the creation by a Debtor of a junior security interest therein, (B) violates or invalidates such lease, license or agreement or purchase money arrangement, (C) create a right of termination in favor of any other party thereto (other than a Debtor) that would be triggered by such equipment, goods or other assets being deemed Collateral, or (D) provide that such equipment, goods or other assets being deemed Collateral would be permitted only with the consent of any other party thereto (other than a Debtor), which consent has not been or is not otherwise obtained; (iv) any Equity Interest in any Person; (v) any “intent to use” Trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such applications under applicable law; (vi) any fee-owned real property for which the fee title is owned by any Debtor; (vii) any motor vehicle associated with safe and practical street or highway use and subject to certificates of title if such motor vehicle has a fair market value of less than $250,000; (viii) commercial tort claims; (ix) any permit or license, property right or any agreement, contract or lease to which any Debtor is a party, in each case, only to the extent and for so long as the terms of such permit, license, property right, agreement, contract or lease or any applicable requirement of law applicable thereto (A) the granting of security interest therein to the Secured Party would, under the express terms of thereof result in a breach of the terms of, or constitute a default under, such lease, license, contract or agreement or (B) validly and effectively prohibit the creation by such Debtor of a security interest in such permit, license, property right or agreement in favor of the Secured Party (after giving effect to Sections 9-406(d), 9-407(a), 9-408(a) or 9-409 of the UCC (or any successor provision or provisions) or any other applicable law (including the Bankruptcy Code) or principles of equity); provided, however, that (x) Excluded Property shall not include any Proceeds of any property described in the foregoing clauses (ii) through (ix) and (y) any such property that at any time ceases to satisfy the criteria for Excluded Property (whether as a result of the applicable Debtor obtaining any necessary consent, any change in law, or otherwise), shall no longer be Excluded Property.

Debtors agree to use commercially reasonable efforts to obtain the consent of a lessee to the pledge and collateral assignment hereunder to Secured Party of any Lease if necessary and it is requested by Secured Party.

6. Fraudulent Conveyance. Notwithstanding anything contained in this Agreement to the contrary, Debtors agree that if, but for the application of this SECTION 6, the Obligations or any Security Interest would constitute a preferential transfer under 11 U.S.C. Section 547, a fraudulent conveyance under 11 U.S.C. Section 547 (or any successor section of that Code) or a fraudulent conveyance or transfer under any state fraudulent conveyance or fraudulent transfer law or similar Law in effect from time to time (each a "Fraudulent Conveyance ") then the Obligations and each affected Security Interest will be enforceable to the maximum extent possible without causing the Obligations or any Security Interest to be a Fraudulent Conveyance, and shall be deemed to have been automatically amended to carry out the intent of this SECTION 6.

7. Representation and Warranties. Debtors represent and warrant to Secured Party that:

a) Place of Business Location of Records. SCHEDULE 1 to this Agreement sets forth each Debtor's place of business and chief executive office, the present location of its books and records concerning any of the Collateral that is accounts or general intangibles, and its place of formation or organization. Except as noted on SCHEDULE 1, all such books, records, and Collateral are in its possession.  The failure of such description of Collateral on SCHEDULE 1 to be accurate or complete will not impair the Security Interests in such Collateral.

b) No Other Liens; Title. Except for Permitted Liens and except as otherwise expressly permitted under the Credit Agreement, Debtors own each respective item of Collateral and have not executed any transfer, assignment, pledge, security interest, or hypothecation covering the Collateral or any interest in the Collateral.

c) Authority. Each Debtor has full power and authority to execute this Agreement without breaching any Material Agreement to which such Debtor is party, other than a breach which would not cause a Material Adverse Event.

The delivery at any time by Debtors to Secured Party of Collateral or of additional specific descriptions of certain Collateral shall constitute a representation and warranty by Debtors to Secured Party under this Agreement that the representations and warranties of this SECTION 7 are true and correct in all material respects with respect to each item of such Collateral.

8. Covenants. Debtors further covenant and agree with Secured Party that so long as the Credit Agreement is in force and effect, each Debtor will:

a) Relocation of Office or Books and Records, Change of Name or Address. Give Secured Party 15 days prior written notice of any proposed relocation of its principal place of business, its place of formation, chief executive office, the place where its books and records relating to accounts and general intangibles are kept or changing its name and the address to which it is entitled to notice under the Credit Agreement; provided that if such Debtor gives less than 15 days' prior notice, such notice shall be sufficient for purposes of this subparagraph (a) if, in the reasonable judgment of Secured Party, the rights of Secured Party in the Collateral are not adversely affected. The notice must include the street address, zip code, telephone number, city, county or parish, and state.

b) Relocation of Collateral. Not relocate any of the Collateral to any commonwealth, nation, territory, possession, or country outside the United States of America or Canada, except as otherwise expressly permitted under the Credit Agreement, provided that with respect to any relocation of Collateral to Canada, in the event that the relocation would cause the Secured Party to not be perfected with proper priority with respect to such the Collateral, the Debtor shall, its sole expense, prior to such relocation (i) notify the Secured Party of such relocation and (ii) take all steps reasonably required by the Secured Party, including execution and recordation of hypothecs and security agreements and making of required filings, in order to create, evidence, perfect, continue, or maintain the existence and priority of the Security Interest in the Collateral following such relocation.

c) Material Change. Promptly notify Secured Party of any change actually known to such Debtor in any material fact or circumstance represented or warranted by Debtors with respect to the Collateral.

d) Record of Collateral.  Each Debtor will keep and maintain at its own cost and expense reasonably satisfactory and complete records of its Collateral.  Upon reasonable notice permit Secured Party's representatives to inspect and make abstracts from the Debtor’s records regarding Collateral at any reasonable time during normal business hours.

e) Adverse Claim. Promptly notify Secured Party of any claim, action, or proceeding challenging the Security Interest or affecting title to all or any material portion of the Collateral and, at Secured Party's request, appear in and defend any such action or proceeding at Debtors' expense.

f) Hold Collateral In Trust. Upon the occurrence and during the continuation of a Default, hold in trust (and not commingle with its other assets) for Secured Party all Collateral that is chattel paper, instruments, or documents of title constituting Collateral at any time received by it and promptly deliver same to Secured Party upon the request of Secured Party. Upon the occurrence and during the continuation of a Default, at Secured Party's request, each chattel paper, instrument, or document of title retained by Debtor and constituting Collateral shall be marked to state that it is assigned to Secured Party and each instrument shall be endorsed to the order of Secured Party (but failure to so mark or endorse shall not impair the Security Interest).

g) No Assignment. Not sell, assign, or otherwise dispose of, or permit the sale, assignment, or disposition of, any Collateral except as permitted by the Loan Papers and except for the sale of Inventory in the ordinary course of business.

h) Permitted Liens. Not create or permit the creation of, or allow the existence of, any Lien upon or against any of the Collateral except for Permitted Liens.

i) Further Assurance. From time to time promptly execute and deliver to Secured Party all other assignments, certificates, supplemental documents, and financing statements, and do all other acts or things as Secured Party may reasonably request in order to create, evidence, perfect, continue, or maintain the existence and priority of the Security Interest including amendments to SCHEDULE 1, as well as such Collateral Assignment Agreements as the Secured Party shall request in connection with such Debtor’s Intellectual Property.  Each Debtor, at its sole cost and expense, will upon the Secured Party's request (i) cause this Agreement (and/or proper notices, financing statements or other registrations or filings in respect hereof, and supplemental collateral assignments or collateral security agreements in respect of any portion of the Collateral, including the Collateral Assignment Agreements) to be duly filed, recorded, registered and published, and re-filed, re-recorded, re-registered and re-published in such manner and in such places as may be required under the UCC or other applicable law in order to establish, perfect, preserve and protect the rights, remedies and security interest of the Secured Party in or with respect to the Collateral of such Debtor, and (ii) pay all taxes, fees and charges and comply with all statutes and regulations applicable to such filing, recording, registration and publishing and such re-filing, re-recording, re-registration and re-publishing.

j) Perform Obligations. Each Debtor, at its sole cost and expense, will take any and all actions reasonably necessary and appropriate to defend title to its Collateral against any and all Persons.

k) Amendment. Except as may be done in the ordinary course of business of the Debtor and except as otherwise permitted under the Credit Agreement, not amend, alter, or modify, or permit the amendment, alteration or modification of, any material portion (individually or collectively) of the Collateral without Secured Party's prior written consent as to the form and content of the amendment, alteration or modification, such consent not to be unreasonably withheld or delayed and solely to the extent such amendment, alteration or modification would be adverse to the Lenders.

l) Impairment of Collateral. Except as otherwise permitted under the Credit Agreement, not do or permit any act which would impair any material portion of the Collateral.

m) Default Under Collateral. Promptly notify Secured Party of any default or event of default by such Debtor or, to the extent known to such Debtor, any other party under or in connection with any material portion (individually or collectively) of the Collateral and immediately use reasonable efforts to remedy the same or promptly demand that the same be remedied.

n) No Lien or Assignment. Except for Permitted Liens, not execute in favor of any other person or entity, any assignment, pledge or hypothecation of, or security interest in, all or any portion of the Collateral.

o)Intellectual Property.  If a Default shall occur and be continuing, the Secured Party may, by written notice to the relevant Debtor, take any or all of the following actions: (i) declare the entire right, title and interest of such Debtor in and to each of the Copyrights, Patents and Trademarks, together with all trademark rights and rights of protection to the same, vested, in which event such rights, title and interest shall immediately vest in the Secured Party for the benefit of the Lenders, in which case such Debtor agrees to execute an assignment in form and substance reasonably satisfactory to the Secured Party of all its rights, title and interest in and to the Copyrights, Patents and Trademarks to the Secured Party for the benefit of the Lenders; and (ii) take and practice or sell the Copyrights or Patents and take and use or sell the Trademarks and the good will of such Debtor’s business symbolized by the Trademarks and the right to carry on the business and use the assets of the Debtor in connection with which the Trademarks have been used.

9. Default, Remedies. Upon the occurrence and during the continuance of a Default, subject to the terms and conditions of the Credit Agreement, Secured Party has the following cumulative rights and remedies under this Agreement.

a) Debtor's Agent. Secured Party shall be deemed to be irrevocably appointed as each Debtor's agent and attorney-in-fact with all right and power to enforce all of such Debtor's rights and remedies under or in connection with the Collateral. All reasonable costs, expenses and liabilities incurred and all payments made by Secured Party as a Debtor's agent and attorney-in-fact, including, without limitation, reasonable attorney's fees and expenses, shall be considered a loan by Secured Party to such Debtor which shall be repayable on demand and shall accrue interest at the Default Rate and shall be part of the Obligations.

b) Account Debtors and Obligor. Secured Party may notify or require each account debtor or other Obligor to make payment directly to Secured Party and Secured Party may take control of the proceeds paid to Secured Party. Until Secured Party elects to exercise these rights, Debtors are authorized to collect and enforce the Collateral and to retain and expend all payments made on Collateral. After Secured Party elects to exercise these rights, Secured Party shall have the Right in its own name or in the name of Debtors (to the extent permitted by Law) to (i) compromise or extend time of payment with respect to all or any portion of the Collateral for such amounts and upon such terms as Secured Party may reasonably determine, (ii) demand, collect, receive, receipt for, sue for, compound, and give acquittance for any and all amounts due or to become due with respect to Collateral, (iii) take control of cash and other proceeds of any Collateral, (iv) endorse any Debtor's name on any notes, acceptances, checks, drafts, money orders, or other evidences of payment on Collateral that may come into Secured Party's possession, (v) sign any Debtor's name on any invoice or bill of lading relating to any Collateral, on any drafts against Obligor or other Persons making payment with respect to Collateral, on assignments and verifications of accounts or other Collateral and on notices to Obligor making payment with respect to Collateral, (vi) send requests for verification of Obligations to any Obligor, and (vii) do all other acts and things reasonably necessary to carry out the intent of this Agreement. If any Obligor fails to make payment on any Collateral when due, after giving effect to any applicable grace period, Secured Party is authorized, in its sole discretion, either in its own name or in any Debtor's name, to take such action as Secured Party reasonably shall deem appropriate for the collection of any amounts owed with respect to Collateral or upon which a delinquency exists. Regardless of any other provision of this Agreement, however, Secured Party shall never be liable for its failure to collect, or for its failure to exercise diligence in the collection of, any amounts owed with respect to Collateral except for its own fraud, gross negligence, willful misconduct or violation of any Law, nor shall it be under any duty whatever to anyone except Debtors to account for funds that it shall actually receive under this Agreement. A receipt given by Secured Party to any Obligor shall be a full and complete release, discharge, and acquittance to such Obligor, to the extent of any amount so paid to Secured Party. Secured Party may apply or set off the deposits against any liability of Debtors to Secured Party.

c) UCC and Other Rights. Secured Party may exercise any and all rights available to a secured party under the UCC, in addition to any and all other rights afforded by the Loan Papers, at law, in equity, or otherwise, including, without limitation:

(i) personally, or by agents’ attorneys or other authorized representatives, immediately retake possession of the Collateral or any part thereof,

(ii) requiring Debtors to assemble all or part of the Collateral and make it available to Secured Party at a place to be designated by Secured Party which is reasonably convenient to Debtors and Secured Party,

(iii) instruct the obligor or obligors on any accounts receivable, agreement, instrument or other obligation (including, without limitation, account debtors) constituting the Collateral to make any payment required by the terms of such account, agreement, instrument or other obligation directly to the Secured Party,

(iv) applying by appropriate judicial proceedings for appointment of a receiver for all or part of the Collateral,

(v) applying to the Obligations any cash held by Secured Party under this Agreement,

(vi) reducing any claim to judgment,

(vii) exercising the rights of offset or banker's Lien against the interest of Debtors in and to every account and other property of Debtors in Secured Party's possession to the extent of the full amount of the Obligations,

(viii) foreclosing the Security Interest and any other liens Secured Party may have or otherwise realize upon any and all of the rights Secured Party may have in and to the Collateral, or any part thereof, including, without limitation, selling, assigning or otherwise liquidating, or directing such Debtor to sell, assign or otherwise liquidate, any or all of the Collateral or any part thereof, and take possession of the proceeds of any such sale or liquidation, and

(ix) paying and discharging taxes, Liens or claims on or against any of the Collateral,

(x) paying, performing or satisfying, or causing to be paid, performed or satisfied, for the benefit of any Debtor, any of the obligations, terms, covenants, provisions or conditions to be paid, observed, performed or satisfied by such Debtor under any contract, agreement or instrument relating to its Collateral, all in accordance with the terms, covenants, provisions and conditions thereof, as and to the extent that such Debtor fails or refuses to perform or satisfy the same,

(xi) bringing suit or other proceedings before any Tribunal either for specific performance of any covenant or condition contained in any of the Loan Papers or in aid of the exercise of any right granted to Secured Party in any of the Loan Papers.

d) Notice. Reasonable prior notification of the time and place of any public sale of the Collateral, or reasonable prior notification of the time after which any private sale or other intended disposition of the Collateral is to be made, shall be sent to Debtors and to any other Person entitled to notice under the UCC; provided that, to the extent permitted by applicable Law, if any of the Collateral threatens to decline speedily in value or is of the type customarily sold on a recognized market, Secured Party may sell or otherwise dispose of the Collateral without notification, advertisement, or other notice of any kind if giving such prior notification is not possible without causing undue expenses or delays; provided that notice shall be given as soon as possible thereafter. It is agreed that notice sent or given not less than ten days prior to the taking of the action to which the notice relates is reasonable notification and notice for the purposes of this subparagraph. It shall not be necessary that the Collateral be at the location of the sale.

e) Application of Proceeds. Secured Party shall apply the proceeds of any sale or other disposition of the Collateral under this SECTION 9 in the following order: First, to the payment of all its reasonable expenses incurred in retaking, holding, and preparing any of the Collateral for sale(s) or other disposition, in arranging for such sale(s) or other disposition, and in actually selling or disposing of the same (all of which are part of the Obligations); second, toward repayment of amounts reasonably expended by Secured Party under SECTION 10; third, toward payment of the balance of the Obligations in the order and manner specified in the Credit Agreement. Any surplus remaining shall be delivered to Debtors or as a court of competent jurisdiction may direct.

f) Sale. Secured Party's sale of less than all the Collateral shall not exhaust Secured Party's rights under this Agreement and Secured Party is specifically empowered to make successive sales until all the Collateral is sold. If the proceeds of a sale of less than all the Collateral shall be less than the Obligations, this Agreement and the Security Interest shall remain in full force and effect as to the unsold portion of the Collateral just as though no sale had been made. In the event any sale under this Agreement is not completed or is, in Secured Party's opinion, defective, such sale shall not exhaust Secured Party's rights under this Agreement and Secured Party shall have the right to cause a subsequent sale or sales to be made. Any and all statements of fact or other recitals made in any bill of sale or assignment or other instrument evidencing any foreclosure sale under this Agreement as to nonpayment of the Obligations, or as to the occurrence of any Default, or as to Secured Party's having declared all of such Obligations to be due and payable, or as to notice of time, place and terms of sale and the properties to be sold having been duly given, to, as to any other act or thing having been duly done by Secured Party, shall be taken as prima facie evidence of the truth of the facts so stated and recited. Secured Party may appoint or delegate any one or more Persons as agent to perform any act or acts necessary or incident to any sale held by Secured Party, including the sending of notices and the conduct of sale, but such acts must be done in the name and on behalf of Secured Party.

g) Existence of Default. Regarding the existence of any Default for purposes of this Agreement, Debtors agree that the Obligor on any Collateral may rely upon written certification from Secured Party that such a Default exists. Subject to the terms of the Credit Agreement, Debtors expressly agree that Secured Party shall not be liable to Debtors for any claims, damages, costs, expenses or causes of action of any nature whatsoever in connection with, arising out of, or related to Secured Party's exercise of any rights, powers or remedies under any Loan Paper except for its own fraud, gross negligence, willful misconduct or violation of any Law.

10. Other Rights of Secured Party.

a) Performance. In the event a Debtor fails to preserve the priority of the Security Interest in any of the Collateral, or, upon the occurrence and during the continuance of a Default, otherwise fails to perform any of its Obligations under the Loan Papers with respect to the Collateral, then Secured Party may (but is not required to) prosecute or defend any suits in relation to the Collateral or take any other action which such Debtor is required to take under the Loan Papers, but has failed to take. Any sum which may be reasonably expended or paid by Secured Party under this subparagraph (including, without limitation, court costs and reasonable attorneys' fees and expenses) shall bear interest from the date of notice to Debtors of such expenditure or payment at the Default Rate until paid and, together with such interest, shall be payable by such Debtor to Secured Party upon demand and shall be part of the Obligations.

b) Collateral in Secured Party's Possession. If, upon the occurrence and during the continuance of a Default, any Collateral comes into Secured Party's possession, Secured Party may use such Collateral for the purpose of preserving it or its value pursuant to the order of a court of appropriate jurisdiction or in accordance with any other rights held by Secured Party in respect of such Collateral. Debtors covenant to promptly reimburse and pay to Secured Party, at Secured Party's request, the amount of all reasonable expenses incurred by Secured Party in connection with its custody and preservation of such Collateral, and all such expenses, costs, Taxes, and other charges shall bear interest at the Default Rate from the date of notice to Debtors of such expenses and costs until repaid and, together with such interest, shall be payable by Debtors to Secured Party upon demand and shall be part of the Obligations. However, the risk of accidental loss or damage to, or diminution in value of, Collateral is on Debtors, except for Secured Party's own fraud, gross negligence, willful misconduct or violation of any Law.

Provided that Secured Party acts in accordance with all applicable Laws, Secured Party shall have no liability for failure to obtain or maintain insurance, nor to determine whether any insurance ever in force is adequate as to amount or as to the risks insured. With respect to Collateral that is in the possession of Secured Party, except for its own fraud, gross negligence, willful misconduct or violation of any Law, Secured Party shall have no duty to fix or preserve rights against prior parties to such Collateral and shall never be liable for any failure to use diligence to collect any amount payable in respect of such Collateral, but shall be liable only to account to Debtors for what it may actually collect or receive thereon.

c) Subrogation. If any of the Obligations is given in renewal or extension or applied toward the payment of indebtedness secured by any Lien, Secured Party shall be, and is hereby, subrogated to all of the rights, titles, interests, and Liens securing the indebtedness so renewed, extended, or paid.

d)Remedies Cumulative.  Each and every right, power and remedy hereby specifically given to the Secured Party shall be in addition to every other right, power and remedy specifically given under this Agreement or any other Loan Paper or now or hereafter existing at law or in equity, or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Secured Party.  All such rights, powers and remedies shall be cumulative and the exercise or the beginning of exercise of one shall not be deemed a waiver of the right to exercise any other or others.  No delay or omission of the Secured Party in the exercise of any such right, power or remedy, or partial or single exercise thereof, and no renewal or extension of any of the Obligations, shall impair or constitute a waiver of any such right, power or remedy or shall be construed to be a waiver of any Default or an acquiescence therein.  No notice to or demand on any Debtor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Secured Party to any other or further action in any circumstances without notice or demand.  In the event that the Secured Party shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Secured Party may recover reasonable, actual expenses, including attorneys’ fees, and the amounts thereof shall be included in such judgment.

e)Purchasers of Collateral.  Upon any sale of any of the Collateral by the Secured Party hereunder during the continuance of a Default (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Secured Party or the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Secured Party or such officer or be answerable in any way for the misapplication or nonapplication thereof.

f)Waiver of Claims.  Except as otherwise provided in this Agreement or any other Loan Paper, EACH DEBTOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE SECURED PARTY’S TAKING POSSESSION OR THE SECURED PARTY’S DISPOSITION OF ANY OF THE COLLATERAL DURING THE CONTINUANCE OF A DEFAULT, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES AND ANY SUCH RIGHT WHICH THE DEBTOR WOULD OTHERWISE HAVE UNDER THE CONSTITUTION OR ANY STATUTE OF THE UNITED STATES OR OF ANY STATE, and each Debtor hereby further waives, to the extent permitted by law: (i) all damages occasioned by such taking of possession except any damages which are the direct result of the Secured Party’s gross negligence, fraud or willful misconduct; (ii) all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Secured Party’s rights hereunder; and (iii) all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and each Debtor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws to the fullest extent permitted by applicable law now or hereafter in effect.  Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the relevant Debtor therein and thereto, and shall be a perpetual bar both at law and in equity against the relevant Debtor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under the relevant Debtor.

g)Discontinuance of Proceedings.  In case the Secured Party shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Secured Party, then and in every such case the relevant Debtor, the Secured Party and each holder of any of the Obligations shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of the Secured Party shall continue as if no such proceeding had been instituted.

11. Miscellaneous.

a) Reference to Miscellaneous Provisions. This Agreement is one of the "Loan Papers" referred to in the Credit Agreement, and, therefore, this Agreement is subject to the applicable provisions of Article 14 of the Credit Agreement, all of which are incorporated in this Agreement by reference the same as if set forth in this Agreement verbatim.

b) Term. Upon full and final payment of the Obligations (other than unasserted contingent obligations) and final termination of the Lenders' commitment to make advances and under the Credit Agreement without Secured Party having exercised its rights under this Agreement, this Agreement and all the Liens of the Secured Party and the Lenders on the Collateral shall automatically terminate; provided that no Obligor on any of the Collateral shall be obligated to inquire as to the termination of this Agreement.

c) Actions Not Releases. The Security Interest and Debtors' Obligations and Secured Party's rights under this Agreement shall not be released, diminished, impaired, or adversely affected by the occurrence of any one or more of the following events: (i) the taking or accepting of any other security or assurance for any or all of the Obligations; (ii) any release, surrender, exchange, subordination, or loss of any security or assurance at any time existing in connection with any or all of the Obligations; (iii) the modification of, amendment to, or waiver of compliance with any terms of any of the other Loan Papers without the consent of Debtors, except as required therein; (iv) the insolvency, bankruptcy, or lack of corporate or trust power of any party at any time liable for the payment of any or all of the Obligations, whether now existing or hereafter occurring; (v) any renewal, extension, or rearrangement of the payment of any or all of the Obligations, either with or without notice to or consent of Debtors, or any adjustment, indulgence, forbearance, or compromise that may be granted or given by Secured Party to Debtors, in each case, except as required by the Loan Papers; (vi) any neglect, delay, omission, failure, or refusal of Secured Party to take or prosecute any action in connection with any other agreement, document, guaranty, or instrument evidencing, securing, or assuring the payment of all or any of the Obligations; (vii) any failure of Secured Party to notify Debtors of any renewal, extension, or assignment of the Obligations or any part thereof, or the release of any security under any other document or instrument, or of any other action taken or refrained from being taken by Secured Party against Debtors or any new agreement between Secured Party and Debtors, it being understood that, except as expressly required by the Credit Agreement or any other Loan Papers, Secured Party shall not be required to give Debtors any notice of any kind under any circumstances whatsoever with respect to or in connection with the Obligations, including, without limitation, notice of acceptance of this Agreement or any Collateral ever delivered to or for the account of Secured Party under this Agreement; (viii) the illegality, invalidity, or unenforceability of all or any part of the Obligations against any third party obligated with respect thereto by reason of the fact that the Obligations, or the interest paid or payable with respect thereto, exceeds the amount permitted by Law, the act of creating the Obligations, or any part thereof, is ultra vires, or the officers, partners, or trustees creating same acted in excess of their authority, or for any other reason; or (ix) if any payment by any party obligated with respect thereto is held to constitute a preference under applicable Laws or for any other reason Secured Party is required to refund such payment or pay the amount thereof to someone else.

d) Waivers. Except to the extent expressly otherwise provided in this Agreement or in other Loan Papers, Debtors waive (i) any Right to require Secured Party to proceed against any other Person, to exhaust its rights in Collateral, or to pursue any other Right which Secured Party may have; (ii) with respect to the Obligations, presentment and demand for payment, protest, notice of protest and nonpayment, notice of acceleration, and notice of the intention to accelerate; and (iii) all rights of marshaling in respect of any and all of the Collateral.

e) Financing Statement. Secured Party shall be entitled at any time to file this Agreement or a carbon, photographic, or other reproduction of this Agreement, as a financing statement, but the failure of Secured Party to do so shall not impair the validity or enforceability of this Agreement.

f) Amendments; Additional Debtors. Except with respect to additions to Schedule 1 as provided in connection with Security Agreement Joinder approved by the Secured Party, no amendment or waiver of any provision of this Agreement and no consent to any departure by any Debtor shall in any event be effective unless the same shall be in writing and signed by the Secured Party acting at the direction of the requisite number of Lenders, if any, required pursuant to Section 14.10 of the Credit Agreement, and the applicable Debtor or Debtors, as the case may be, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.  If any Debtor acquires, creates or has any Subsidiary, within 90 days of such event, the Debtor shall cause such Subsidiary (other than an Excluded Subsidiary) to execute, and deliver to the Secured Party, a Security Agreement Joinder, duly executed by such applicable Subsidiary.  Upon the execution and delivery by any Person of a Security Agreement Joinder, (a) such Person shall be referred to as an “Additional Debtor” and shall become and be a Debtor hereunder, and each reference in this Agreement to a “Debtor” shall also mean and be a reference to such Additional Debtor, and each reference in any other Loan Paper to a “Debtor” shall also mean and be a reference to such Additional Debtor, and (b) each reference herein to “this Agreement,” “hereunder,” “hereof” or words of like import referring to this Agreement, and each reference in any other Loan Paper to the “Security Agreement,” “thereunder,” “thereof” or words of like import referring to this Agreement, shall mean and be a reference to this Agreement as supplemented by such Security Agreement Joinder.

g) Multiple Counterparts. This Agreement may be executed in any number of identical counterparts. Each counterpart shall be deemed an original for all purposes and all counterparts, collectively, shall constitute one Agreement. In making proof of this Agreement, it shall not be necessary to produce or account for more than one set of counterpart signatures.

h) Parties Bound. This Agreement shall be binding on Debtors and their successors and assigns and shall inure to the benefit of Secured Party and its successors and assigns. The Obligations and agreements of Debtors under this Agreement shall be binding upon their successors and assigns, and, except for Secured Party's fraud, gross negligence, willful misconduct, and violation of any applicable Law, delivery or other accounting of Collateral to Debtors shall discharge Secured Party of all liability therefor.

i) Assignment. Debtors may not, without Secured Party's prior written consent, assign any rights, duties, or Obligations under this Agreement.

j) Notice. Any notice or communication required or permitted under this Agreement must be given as prescribed in the Credit Agreement.

k) Governing Law. THIS AGREEMENT SHALL BE GOVERNED, CONSTRUED, AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND, AS APPLICABLE, THE LAWS OF THE UNITED STATES OF AMERICA.

l)Separate Actions.  A separate action may be brought and prosecuted against any Debtor, any other guarantor or obligor or the Borrower, and whether or not any other Debtor, any other guarantor or obligor or the Borrower be joined in such action or actions.

m)Waivers of Jury Trial.  EACH PARTY HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY.  EACH DEBTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN PAPER TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE SECURED PARTY AND EACH LENDER ENTERING INTO THE LOAN PAPERS.

[THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK.]

EXECUTED as of the date set forth in the preamble.

DEBTORS:

                                  MONRO MUFFLER BRAKE, INC.,

                                  a New York corporation

                                  By: /s/ Catherine D’Amico

                                         Catherine D'Amico, Executive

                                         Vice President of Finance, Chief

                                         Financial Officer, and Treasurer

                                  CAR-X, LLC, a Delaware limited

                                  liability company

                                       By: /s/ Maureen E. Mulholland

                                              Maureen E. Mulholland, Vice

                                              President and Secretary

                                  MONRO SERVICE CORPORATION,

                                  a Delaware corporation

                                  By: /s/ Brian J. D’Ambrosia

                                              Brian J. D’Ambrosia, Secretary

[Signature of Secured Party on following page]

[Monro Muffler – Security Agreement – Signature Page]

SECURED PARTY:

                                  CITIZENS BANK, N.A.,

                                  as Secured Party

                                  By: /s/ Michael K. Makaitis

                                  Name: Michael K. Makaitis

                                  Title: Vice President

[Monro Muffler – Security Agreement – Signature Page]

SCHEDULE 1

LOCATION OF (1) BOOKS AND RECORDS AS TO ACCOUNTS, (2) CHIEF EXECUTIVE OFFICE, AND (3) PLACE OF FORMATION:

           Monro Muffler Brake, Inc.

           a New York corporation

           200 Holleder Parkway

           Rochester, New York 14615

           Car-X, LLC

           a Delaware limited liability company

           200 Holleder Parkway

           Rochester, New York 14615

           Monro Service Corporation

           a Delaware corporation

           200 Holleder Parkway

           Rochester, New York 14615

Exhibit A

to Security Agreement

SECURITY AGREEMENT JOINDER

SECURITY AGREEMENT JOINDER dated as of _________, ____ (this “Agreement”) made by [Insert Name of New Debtor], a [Insert State of Organization] [corporation, limited partnership or limited liability company] (the “Additional Debtor”) in favor of CITIZENS BANK, N.A., as Administrative Agent (the “Secured Party”) for the benefit of the Lenders (as defined below).

RECITALS:

(1)MONRO MUFFLER BRAKE, INC., a New York corporation (the “Borrower”), the lenders party thereto (the “Lenders”) and the Secured Party are parties to a Credit Agreement dated as of [_______], 2016 (as the same may from time to time be amended, restated or otherwise modified, the “Credit Agreement”).

(2)In connection with the Credit Agreement, the Borrower and certain of its subsidiaries (such subsidiaries, together with the Borrower, collectively, the “Debtors” and individually, each a “Debtor”) entered into a Security Agreement (as the same may from time to time be amended, restated or otherwise modified, the “Security Agreement”), pursuant to which the Debtors granted to the Secured Party, for the benefit of the Lenders a security interest in and pledge of certain Collateral (as defined in the Security Agreement).

(3)The Additional Debtor is a Subsidiary (as defined in the Credit Agreement), and desires to become a party to, and a "Debtor" under, the Security Agreement pursuant to Credit Agreement.

(4)Capitalized terms used but not defined herein shall have the meanings given to such terms in the Security Agreement.

NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt of which is hereby acknowledged, the Additional Debtor hereby agrees as follows:

Section 1.Assumption and Joinder.

(a)The Additional Debtor hereby expressly assumes, and hereby agrees to perform and observe, each and every one of the covenants, rights, promises, agreements, terms, conditions, obligations, appointments, duties and liabilities of a “Debtor” under the Security Agreement and all of the other Loan Papers (as defined in the Credit Agreement) applicable to it as a Debtor under the Security Agreement.  By virtue of the foregoing, the Additional Debtor hereby accepts and assumes any liability of a Debtor related to each representation, warranty, covenant or obligation made by a Debtor in the Security Agreement, and hereby expressly affirms, as of the date hereof, each of such representations, warranties ~~(except to the extent that any such representations and warranties expressly relate to an earlier date)~~, covenants and obligations.  In connection with the foregoing, the Additional Debtor hereby grants to the Secured Party for the benefit of the Lenders a security interest in, and hereby pledges to the Secured Party, for the benefit of the Lenders, all of the Collateral of the Additional Debtor on the terms and conditions set forth in the Security Agreement.

(b)All references to the term Debtor in the Security Agreement or in any document or instrument executed and delivered or furnished, or to be executed and delivered or furnished, in connection therewith shall be deemed to be a reference to, and shall include, the Additional Debtor.

Section 2.Representations and Warranties.  The Additional Debtor hereby represents and warrants to the Secured Party and the Lenders as follows:

A-1

(a)The Additional Debtor has the requisite [corporate, partnership or company] power and authority to enter into this Agreement and to perform its obligations hereunder and under the Security Agreement and any other Loan Paper to which it is a party.  The execution, delivery and performance of this Agreement by the Additional Debtor and the performance of its obligations under this Agreement, the Security Agreement, and any other Loan Paper have been duly authorized by the [Board of Directors of the Additional Debtor] and no other [corporate, partnership or company] proceedings on the part of the Additional Debtor are necessary to authorize the execution, delivery or performance of this Agreement, the transactions contemplated hereby or the performance of its obligations under this Agreement, the Security Agreement or any other Loan Paper.  This Agreement has been duly executed and delivered by the Additional Debtor.  This Agreement, the Security Agreement and each Loan Paper constitutes the legal, valid and binding obligation of the Additional Debtor enforceable against it in accordance with its respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally and by general principles of equity, whether such enforceability is considered in a proceeding at law or in equity.

(b)~~The representations and warranties set forth in the Security Agreement are true and correct in all material respects on and as of the date hereof as such representations and warranties apply to the~~ Additional Debtor ~~(except to the extent that any such representations and warranties expressly relate to an earlier date) with the same force and effect as if made on the date hereof.~~

Section 3.Schedule.  Schedule 1 of the Security Agreement are hereby amended to add the information relating to each such Additional Debtor set out on Schedule 1 hereof.

Section 4.Further Assurances.  At any time and from time to time, upon the Secured Party’s request and at the sole expense of the Additional Debtor, the Additional Debtor will promptly and duly execute and deliver any and all further instruments and documents and take such further action as the Secured Party reasonably deems necessary to effect the purposes of this Agreement.

Section 5.Binding Effect.  This Agreement shall be binding upon the Additional Debtor and shall inure to the benefit of the Secured Party and the other Lenders and their respective successors and assigns.

Section 6.Governing Law.  This Agreement and the rights of the parties hereunder shall be construed and interpreted in accordance with the laws of the State of New York without regard to conflict of law principles that would result in the application of the laws of another jurisdiction.

Section 7.JURY TRIAL WAIVER.  THE ADDITIONAL DEBTOR HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE OTHER LOAN PAPERS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

Section 8.Miscellaneous.  Delivery of an executed signature page to this Agreement by facsimile shall be effective as delivery of a manually executed copy of this Agreement.

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be duly executed and delivered by its duly authorized officer as of the date first above written.

[___________________________]

By:__________________________________

    Name:

    Title:

Accepted and acknowledged by:

CITIZENS BANK, N.A.,

as Administrative Agent

By:__________________________________

Name:

Title:

A-2

SCHEDULE 1

LOCATION OF (1) BOOKS AND RECORDS AS TO ACCOUNTS, (2) CHIEF EXECUTIVE OFFICE, AND (3) PLACE OF FORMATION:

[____________________]

Exhibit B

to Security Agreement

NOTICE AND CONFIRMATION OF GRANT OF
SECURITY INTEREST IN TRADEMARKS

NOTICE AND CONFIRMATION OF GRANT OF SECURITY INTEREST IN TRADEMARKS dated as of _________, 20__ (this “Agreement”), between  [__________________, a ___________,] (together with its successors and assigns, the “Debtor”), and CITIZENS BANK, N.A., as administrative agent (together with its successors and assigns in such capacity, the “Secured Party”), for the benefit of the Lenders (as defined in the Security Agreement referred to below):

RECITALS:

This Agreement is made pursuant to the Credit Agreement, dated as of [___], 2016 (as amended, restated or otherwise modified from time to time, the “Credit Agreement”), among MONRO MUFFLER BRAKE, INC., a New York corporation (together with its successors and assigns, the “Borrower”), the lenders party thereto (the “Lenders”), and the Secured Party.

In connection with the Credit Agreement, the Debtor is a party to a Security Agreement, dated as of [_________], 2016 (as amended, restated or otherwise modified from time to time, the “Security Agreement”), among the Debtor, the other debtors named therein and the Secured Party, pursuant to which the Debtor has granted to the Secured Party, for the benefit of the Lenders, a continuing security interest in, and lien on, certain Collateral (as defined in the Security Agreement), including the Trademarks (as defined in the Security Agreement), whether now owned or existing or hereafter acquired or arising.

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Debtor hereby covenants and agrees with the Secured Party and the other Lenders as follows:

Section 1.Defined Terms.  Terms used herein without definition shall have the respective meanings ascribed thereto in the Security Agreement.

Section 2.Confirmation of Grant of Security Interest.  As security for the prompt payment and performance of the Obligations, the Debtor hereby confirms that, pursuant to the Security Agreement, it granted to the Secured Party, for the benefit of the Lenders, a continuing security interest in, a general lien upon and/or a right of set-off against (whether now owned or hereafter acquired by the Debtor and whether acquired in the United States or elsewhere in the world) all right, title and interest of the Debtor in and to the following, whether now existing or hereafter acquired and wherever located:

(i)all Trademarks registered with the United States Patent and Trademark Office (including, without limitation, those listed on Schedule A to this Agreement);

(ii)all applications for the registration of Trademarks filed with the United States Patent and Trademark Office (including, without limitation, those listed on Schedule A to this Agreement);

(iii)all trademarks, trade names and service marks registered with any office, agency or other Governmental Authority of any State, the District of Columbia or any possession or territory of the United States;

(iv)all trademarks, trade names and service marks registered with any office, agency or other Governmental Authority of any other country or any province, department or other governmental subdivision thereof;

(v)all registrations and recordings with respect to any of the foregoing;

(vi)all reissues, extensions and renewals of any of the foregoing;

(vii)all corporate names, business names, trade styles, logos, other source or business identifiers;

(viii)all licenses and other agreements relating in whole or in part to any of the foregoing, including all rights to payments in respect thereof;

(ix)all rights to sue for past, present or future infringements of any of the foregoing;

(x)all good will related to any of the foregoing;

(xi)to the extent not included above, all general intangibles (as such term is defined in the UCC) of the Debtor related to the foregoing; and

(xii)all proceeds of any and all of the foregoing.

Notwithstanding the foregoing, in no event shall the collateral described in this Section 2 include any “intent to use” Trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such applications under applicable law.

Section 3.Reference to Separate Security Agreement.  This Agreement has been entered into by the Debtor and the Secured Party primarily for recording purposes as contemplated by the Security Agreement.  In the event of any inconsistency between any of the terms or provisions hereof and the terms and provisions of the Security Agreement, the terms and provisions of the Security Agreement shall govern.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their duly authorized officers as of the date first set forth above.

[DEBTOR]

By:__________________________________

Name:

Title:

[Signature of Secured Party on following page]

Accepted and acknowledged by: CITIZENS BANK, N.A. as Secured Party By: /s/ Michael K. Makaitis Name: Michael K. Makaitis Title: Vice President

Schedule A
to Notice and Confirmation of Grant of
Security Interest in Trademarks

(A)Registrations:

Owner	Registration No.	Trademark

(B)Applications:

Trademark	Application No.	Application Date